                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

     ----------------------------------------------------------------------
                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 31, 1997

                              CEC PROPERTIES, INC.
     ----------------------------------------------------------------------
             [Exact Name of Registrant as specified in its Charter]



Delaware                             0-188                       13-1919940
--------                             -----                       ----------
[state or other             [Commission File No.]               [IRS Employer
jurisdiction of                                              Identification No.]
Incorporation]



           1500 W. Balboa, Suite 201, Newport Beach, California 92663
     ----------------------------------------------------------------------
               [Address of principal executive offices; Zip Code]



Registrant's Telephone No., including Area Code:              (949) 673-2282



     ----------------------------------------------------------------------
                  Former address, if changed since last report

Item 7.           Financial Statements.
-------           ---------------------


                  (a) Attached are the financial statements filed in connection with the acquisition reported in the Company's Form 8-K for the event reported October 31, 1997, marked Exhibit A.

                  (b) Proforma financial information attached and marked, Exhibit B.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned heretunto duly authorized.

                                             CEC PROPERTIES, INC.



Dated: October 7, 1998
                                             By: /s/ Paul Balalis
                                                ----------------------------
                                                 Paul Balalis, President

                          CLASSIC GOLF MANAGEMENT, INC.
                                MARIETTA, GEORGIA









                          AUDITED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995









                                    EXHIBIT A
                                            -

Classic Golf Management, Inc.
Marietta, Georgia


    We have audited the accompanying balance sheets of Classic Golf Management, Inc., as of December 31, 1996 and 1995 and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of Classic Golf Management, Inc., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ John Fuller Jr.

John Fuller, Jr., C.P.A. P.C.
Athens, Georgia
September 25, 1998

                          Classic Golf Management, Inc.
                                 Balance Sheets
                        As of December 31, 1996 and 1995

                                     ASSETS
                                                            1996          1995
CURRENT ASSETS:
         Cash in Bank                                    $ 24,360      $    340
         Accounts receivable, trade
           (less  allowance for doubtful
             accounts of $92,000)                               0             0

         Receivable from Officer                              680             -
                                                         ---------     ---------

                  Total Current Assets                     25,040           340

PROPERTY AND EQUIPMENT:
         At cost (less accumulated depreciation
           of $16,130)                                     22,400         6,140

OTHER ASSETS:
         Real Estate Investment                            43,000        25,000

                  Total Assets                           $ 90,440      $ 31,480
                                                         =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Payable to Classic Golf Shops                      2,500         2,500
         Accounts Payable                                  18,860        27,050
         Payable to Officers                                    -         4,320
         Short term Loans Payable                          51,470             -
                                                         ---------     ---------
                  Total Current Liabilities                72,830        33,870
                                                         ---------     ---------
                  Total Liabilities                        72,830        33,870

SHAREHOLDERS' EQUITY:
         Common Stock ($1 par value, authorized
         200,000 shares, issued and outstanding
         20,580 shares)                                    20,580        20,580
         Paid in Capital                                      980           980
         Retained Earnings (Deficit)                       (3,950)      (23,950)
                                                         ---------     ---------
                  Total Shareholders' Equity               17,610        (2,390)
                                                         ---------     ---------
                  Total Liabilities and
                   Shareholders' Equity                  $ 90,440      $ 31,480
                                                         =========     =========


                 See accompanying notes to financial statements

                         Classic Golf Management, Inc.
                    Statement of Income and Retained Earnings
                 For the Years Ended December 31, 1996 and 1995

                                                           1996          1995

Income                                                   $652,570      $426,610
Less: Commissions and Project Costs                       571,350       337,030
                                                         ---------     ---------
Gross Profit                                               81,220        89,580

Operating Expenses
         Depreciation                                       3,740             -
         Administration                                    17,390         8,690
         Auto                                               7,910         6,410
         Office                                            30,880        10,940
         Bad Debt Expense                                       -        92,000
                                                         ---------     ---------
                  Total Operating Expenses                 59,920       118,040

         Net Income (Loss) from Operations                 21,300       (28,460)
         Loss on Sale of Auto                              (1,300)            -
                                                         ---------     ---------
         Net Income for the Year                           20,000       (28,460)

Retained Earnings (Deficit),
  Beginning of the Year                                   (23,950)        4,510
                                                         ---------     ---------
Retained Earnings (Deficit),
  End of the Year                                        $ (3,950)     $(23,950)
                                                         =========     =========



                 See accompanying notes to financial statements

                          Classic Golf Management, Inc.
                             Statement of Cash Flows
                 For the Years Ended December 31, 1996 and 1995

                                                           1996          1995

CASH FLOWS FROM (USED BY) OPERATING ACTIVITIES
Net Income (loss)                                        $ 20,000      $(28,460)
Adjustments to reconcile net income to net cash
  provided by operating activities:
         Depreciation and amortization                      3,740             -
         Loss on Sale of Assets                             1,300             -
         Increase (decrease) in
                  Accounts payable                         (8,190)       26,600
                  Payable to Officers                      (5,000)            -
                  Payable to Classic Golf Shops                 -         2,500
                                                         ---------     ---------
                    Net Cash Provided by
                      operating activities                 11,850           640

CASH FLOWS FROM (USED BY) INVESTING ACTIVITIES
         Sale of Assets                                    15,000             -
CASH FLOWS FROM (USED BY) FINANCING ACTIVITIES
         Repayment of Loans                                (2,830)            -

NET INCREASE (DECREASE) IN CASH                            24,020           640
CASH  AT BEGINNING OF YEAR                                    340          (300)
                                                         ---------     ---------
CASH  AT END OF YEAR                                     $ 24,360      $    340
                                                         =========     =========



SUPPLEMENTAL DISCLOSURES:
         Non cash investing and financing activities in 1996 consist of financing equipment, purchases in the amount of $36,300 and land investment of $18,000.

                                                           1996            1995

Interest payments                                        $  3,300             -
Tax payments                                                    -          $420



                 See accompanying notes to financial statements

                          Classic Golf Management, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         A. NATURE OF OPERATIONS - The Corporation was incorporated January 1, 1988 under the laws of the State of Georgia. The principal business activity is that of managing golf courses.

         B. BASIS OF ACCOUNTING - The Company prepares its financial statements on the accrual basis of accounting whereby revenue is recognized when earned and expenses recorded when incurred.

         C. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         D. DEPRECIATION - Property and Equipment are carried on the books at cost. Depreciation on property and equipment is taken, using both the straight-line and accelerated methods over their estimated useful lives. Estimated useful lives of property and equipment range from three to eight years.

         E. INCOME TAXES - As of December 31, 1995, the Company had a net operating loss carryforward for federal and state income tax purposes totaling approximately $28,460. This loss carryforward will be utilized at December 31, 1996. As a result, no provision for taxes is included in the accompanying financial statements.

         F. CASH EQUIVALENTS - For purposes of the statement of cash flows, the Corporation considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Corporation had no such equivalents as of December 31, 1996 or 1995.



                      See accompanying accountant's report.

                          Classic Golf Management, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995


2.       RELATED PARTY TRANSACTIONS

         Classic Golf Management and Classic Golf Shops are related parties. Milton Abell is a shareholder in both Corporations.

         Payables to related parties consisted of the following as of December 31, 1996 and 1995.

                                                           1996          1995

         Payable to Classic Golf Shops                      2,500         2,500

         Payable to Shareholders                             (680)        4,320


3.       REAL ESTATE INVESTMENTS

         The Corporation has a financial interest in two land parcels. The investment is carried at cost.


4.       SHORT TERM NOTES

         The Corporation has two short term loans at December 31, 1996. The first loan was due on September 15, 1996. Payments have been made on the principal and interest. The first loan has an interest rate of 15% and the balance due of $31,140. The second loan is for the down payment of equipment in the amount of $20,000 with an interest of 10%. The balance due is $20,330.




                      See accompanying accountant's report

                          CLASSIC GOLF MANAGEMENT, INC.
                                MARIETTA, GEORGIA











                       COMPILATION OF FINANCIAL STATEMENTS
                  FOR THE SEVEN MONTH PERIOD ENDED JULY 31,1997

Classic Golf Shops, Inc.
Marietta, Georgia

Gentlemen:

    I have compiled the accompanying balance sheet of Classic Golf Shops, Inc. as of July 31, 1997, and the related statements of income and retained earnings and cash flows for the seven month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

    A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements, and accordingly, do not express an opinion or any other form of assurance on them.

    Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these statements are not designed for those who are not informed of such matters.


/s/ John P. Fuller Jr.

John P. Fuller, Jr. CPA

September 9, 1997

                         Classic Golf Management , Inc.
                             Combined Balance Sheets
                                  July 31, 1997
                                    Unaudited

                                     ASSETS


         Cash in Bank                                              $  88,233.30
         Investment                                                   46,000.00
         Prepaid Tax                                                   1,500.00
         Accounts Receivable                                           4,200.00
                                                                   -------------
                  Total Current Assets                             $ 139,933.30

Fixed Assets
         Equipment                                $  20,000.00
         Office Furniture                             3,530.00
         Vehicles                                    42,386.54
                                                  -------------
Total Fixed Assets                                $  65,916.54

Less Accumulated Depreciation                     $ (20,820.00)    $  45,096.54
                                                  -------------    -------------

         Total Assets                                              $ 185,029.84
                                                                   =============


                      LIABILITIES AND SHAREHOLDERS' EQUITY


         Accounts Payable                                          $  52,122,59
         Loan from Classic Golf Shop                                  11,000.00
         Provision for Income Tax                                             -
         Short Term Portion of Long Term Debt                         30,933.91
                                                                   -------------
                  Total Current Liabilities                        $  94,056.50

Long Term Debt Net of Current Portion                                 39,198.12
                                                                   -------------
                                                                   $ 133,254.60

Shareholders' Equity
         Common Stock                             $  20,580.00
         Paid in Capital                                980.00
         Retained Earnings                           30,215.22        51,775.22
                                                  -------------    -------------
                                                                   $ 185,029.84

                          Classic Golf Management, Inc.
               Combined Statement of Income and Retained Earnings
                  For the Seven Month Period Ended July 31,1997
                                    Unaudited


Income                                                             $ 582,645.65
Less: Commissions and Project Costs                                  506,625.90
                                                                   -------------
         Gross Profit                                                 76,019.75

Operating Expenses
Depreciation                                      $   4,690.00
Administration                                        8,542.29
Auto                                                  3,252.01
Office                                               25,063.06     $  41,547.36
                                                  -------------    -------------


         Net Income from Operations                                $  34,472.39
         Provision for Income Tax                                             -
                                                                   -------------
Net Income for the Year                                            $  34,472.39


Retained Earnings, January 1, 1997                $   6,012.95
Prior Period Adjustment                             (10,270.12)       (4,257.17)
                                                  -------------    -------------
Retained Earnings, July 31, 1997                                   $  30,215.22
                                                                   =============

                          Classic Golf Management, Inc.
                                  Balance Sheet
                                  July 31, 1997
                                    Unaudited

                                     ASSETS


         Cash in Bank                                              $  26,554.16
         Investment                                                    1,500.00
         Prepaid Tax                                                   4,200.00
         Accounts Receivable                                          46,000.00
                                                                   -------------
                  Total Current Assets                             $  78,254.16

Fixed Assets
         Equipment                                $  20,000.00
         Office Furniture                             3,530.00
         Vehicles                                    42,386.54
                                                  -------------
Total Fixed Assets                                $  65,916.54

Less Accumulated Depreciation                     $ (20,820.00)    $   45,096.54
                                                  -------------    -------------
         Total Assets                                              $  123,350.70
                                                                   =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

         Accounts Payable                                          $  11,255.12
         Transfer from Classic Golf Shops                             11,000.00
         Provision for Income Tax                                             -
         Sort Term Portion of Long Term Debt                          26,274.91
                                                                   -------------
                  Total Current Liabilities                        $  48,530.03

Long Term Debt Net of Current Portion                                 39,198.12

Shareholders' Equity
         Common Stock                             $  20,580.00
         Paid in Capital                                980.00
         Retained Earnings                           14,062.55        35,622.55
                                                  -------------    -------------
                                                                   $  123,350.70

                          Classic Golf Management, Inc.
                    Statement of Income and Retained Earnings
                  For the Seven Month Period Ended July 31,1997
                                    Unaudited


Income                                                             $  78,060.77
Less: Commissions and Project Costs                                   51,051.80
                                                                   -------------
         Gross Profit                                                 27,008.97

Operating Expenses
Depreciation                                      $   4,690.00
Administration                                        1,140.00
Auto                                                  2,146.82
Office                                               12,656.36     $  20,633.18
                                                  -------------    -------------


         Net Income from Operations                                $   6,375.79
         Provision for Income Tax                                             -
                                                                   -------------
Net Income for the Year                                            $   6,375.79

Retained Earnings, January 1, 1997                $ (13,243.12)
         Prior Period Adjustment                    (10,270.12)
                                                  -------------
Retained Earnings as Adjusted                                        (23,513.24)
         Add Transfers from Sugar Creek                               31,200.00
                                                                   -------------
Retained Earnings, July 31, 1997                                   $  14,062.55
                                                                   =============

                          Classic Golf Management, Inc.
                                   Sugar Creek
                                  Balance Sheet
                                  July 31, 1997
                                    Unaudited

                                     ASSETS


         Cash in Bank                                              $  58,944.06
         Payroll Reserve Acct                                          2,735.08
                                                                   -------------
                           Total Current Assets                    $  61,679.14

Fixed Assets
         Office Furniture                         $          -
         Vehicles                                            -

Less Accumulated Depreciation                     $          -     $          -
                                                  -------------    -------------
         Total Assets                                              $  61,679.14
                                                                   =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY


         Accounts Payable                                          $  40,867.47
         Notes Payable                                                 4,659.00
                                                                   -------------
                  Total Liabilities                                $  45,526.47

Shareholders' Equity
         Common Stock                             $          -
         Paid in Capital                                     -
         Retained Earnings                           16,152.67        16,152.67
                                                  -------------    -------------
                                                                   $  61,679.14

                          Classic Golf Management, Inc.
                                   Sugar Creek
                    Statement of Income and Retained Earnings
                        For the Period Ended July 31,1997
                                    Unaudited


Income                                                             $ 504,584.88
Less: Commissions and Project Costs                                  455,574.10
                                                                   -------------
         Gross Profit                                              $  49,010.78

Operating Expenses
Depreciation                                      $          -
Administration                                        7,402.29
Auto                                                  1,105.19
Office                                               12,406.70     $  20,914.18
                                                  -------------    -------------


         Net Income from Operations                                $  28,096.60
         Provision for Income Tax                                             -
                                                                   -------------
         Net Income for the Year                                   $  28,096.60


Retained Earnings, January 1, 1997                                    19,256.07
Less: Transfers                                                      (31,200.00)
                                                                   -------------
Retained Earnings, July 31, 1997                                   $  16,152.67
                                                                   =============

                          Classic Golf Management, Inc.
                             Statement of Cash Flows
                  For the Seven Month Period Ended July 31,1997
                                    Unaudited


Cash Flows From Operating Activities:
Net Income                                                         $     34,472
Adjustments to Reconcile Net Income to
   Net Cash Provided by Operating Activities:                             4,690
         Depreciation and Amortization
         (Increase)Decrease in:
                  Accounts Receivable                                    (4,200)
                  Other Assets                                           (1,500)
         Increase (Decrease) in:
                  Accounts Payable                                       32,958
                  Payable to Classic Golf Shops                          11,000
                                                                   -------------
         Net Cash Provided by Operating Activities                       77,420

Cash Flows Used by Investing Activities:
                  Purchase of Equipment                                 (13,547)
                                                                   -------------
         Net Cash Used by Investing Activities                          (13,547)
                                                                   -------------

Increase in Cash                                                         63,873

Cash at Beginning of Period                                              24,360
                                                                   -------------
Cash at End of Period                                              $     88,233
                                                                   =============
Supplemental Disclosures:

         Non cash investing and financing activities for the period ended July 31, 1997 consist of financing equipment purchases in the amount of $15,520.

         Interest payments         $  4,080
         Tax payments                     0

                            CLASSIC GOLF SHOPS, INC.
                                MARIETTA, GEORGIA








                          AUDITED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

Classic Golf Shops, Inc.
Marietta, Georgia


         We have audited the accompanying balance sheets of Classic Golf Shops, Inc., as of December 31, 1996 and 1995 and the related statements of income, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of Classic Golf Shops, Inc., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ John Fuller, Jr.

John Fuller, Jr., C.P.A. P.C.
Athens, Georgia
September 25, 1998

                            Classic Golf Shops, Inc.
                                 Balance Sheets
                        As of December 31, 1996 and 1995

                                     ASSETS
                                                               1996       1995
                                                            ---------  ---------

CURRENT ASSETS:
         Cash in Bank                                       $  1,610   $  1,182
         Receivable from Classic
           Golf Management                                     2,500      2,500
         Inventory                                            66,680     65,230
         Advances to officers                                  7,590     10,420
                                                            ---------  ---------
                  Total Current Assets                        78,380     89,970

PROPERTY AND EQUIPMENT-AT COST:
         At cost (less accumulated depreciation
           of $6,880)                                          1,050      1,750

Other Assets                                                   2,750         20
                                                            ---------  ---------
                  Total Assets                              $ 82,180   $ 91,740
                                                            =========  =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts Payable                                     10,320     24,680
                                                            ---------  ---------
                  Total Current Liabilities                   10,320     24,680
                                                            ---------  ---------
                  Total Liabilities                           10,320     24,680

SHAREHOLDERS' EQUITY
         Common Stock ($1 par value, authorized
         200,000 shares, issued and outstanding
         2,000 shares)                                         2,000      2,000
         Paid in Capital                                      60,000     60,000
         Retained Earnings                                     9,860      5,060
                                                            ---------  ---------
                  Total Shareholders' Equity                  71,860     67,060
                                                            ---------  ---------
                  Total Liabilities and
                    Shareholders' Equity                    $ 82,180   $ 91,740
                                                            =========  =========

                 See accompanying notes to financial statements

                            Classic Golf Shops, Inc.
                               Statement of Income
                 For the Years Ended December 31, 1996 and 1995

                                                               1996       1995
                                                            ---------  ---------

Income                                                      $270,710   $191,940
Less: Cost of Goods and Services                             212,140    185,030
                                                            ---------  ---------
Gross Profit                                                  58,570      6,910

Operating Expenses
         Rent                                                 18,380      3,640
         Administration                                       15,690      6,850
         Auto                                                    750        290
         Professional Services                                 6,870      4,830
         Depreciation and Amortization                           830        550
                                                            ---------  ---------
                                                              42,520     16,160

         Net Income (Loss) from Operations                    16,050     (9,250)
                                                            ---------  ---------

Retained Earnings, Beginning of Year                           5,060     14,310
Less Shareholders' Distributions                              11,250          -
                                                            ---------  ---------
Retained Earnings, End of Year                              $  9,860   $  5,060
                                                            =========  =========




                  See accompanying notes to financial statement

                            Classic Golf Shops, Inc.
                  Statements of Changes in Stockholders' Equity
                 For the Years Ended December 31, 1996 and 1995

                                          Additional
                                 Common     Paid-In     Retained
                                 Stock      Capital     Earnings      Total
                                 -----      -------     --------      -----

Balance January 1, 1995        $  2,000           -    $ 14,310     $ 16,310

Contribution of Capital               -      60,000           -       60,000

         Net Loss, 1995               -           -      (9,250)      (9,250)
                               ---------   ---------   ---------    ---------

Balance December 31, 1995         2,000      60,000       5,060       67,060

         Net Income, 1996             -           -      16,050       16,050

Shareholders' Distributions           -           -     (11,250)     (11,250)
                               ---------   ---------   ---------    ---------

Balance December 31, 1996      $  2,000    $ 60,000    $  9,860     $ 71,860
                               =========   =========   =========    =========


                  See accompanying notes to financial statement

                            Classic Golf Shops, Inc.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1996 and 1995

                                                          1996            1995
                                                          ----            ----

CASH FLOWS FROM (USED BY) OPERATING ACTIVITIES
Net Income (loss)                                      $ 16,050        $ (9,250)
Adjustments to reconcile net income to net cash
  provided by operating activities:
         Depreciation and amortization                      830             550
         (Increase) decrease in
                  Accounts receivable                         -          (2,500)
                  Inventories                            (1,450)        (23,080)
                  Other assets                           (2,750)              -
         Increase (decrease) in
                  Accounts payable                      (14,370)         (1,620)
                                                       ---------       ---------
                                                         (1,690)        (35,900)

CASH FLOWS FROM (USED BY) INVESTING ACTIVITIES
         Purchase of equipment                             (110)         (2,190)
         Loans to related parties                         2,830         (10,410)
                                                       ---------       ---------
                                                          2,720         (12,600)
                                                       ---------       ---------
CASH FLOWS FROM (USED BY) FINANCING ACTIVITIES
         Contribution of Capital                              -          60,000
         Shareholder Distributions                      (11,240)              -
                                                       ---------       ---------
                                                        (11,240)         60,000
                                                       ---------       ---------

NET INCREASE (DECREASE) IN CASH                         (10,210)         11,500
CASH  AT BEGINNING OF YEAR                                1,820             320
                                                       ---------       ---------

CASH  AT END OF YEAR                                   $  1,610        $ 11,820
                                                       =========       =========



SUPPLEMENTAL DISCLOSURES:

                                                         1996              1995
                                                         ----              ----

Interest payments                                             0               0
Tax payments                                                  0               0

                 See accompanying notes to financial statements

                            Classic Golf Shops, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A. NATURE OF OPERATIONS - Classic Golf Shops, Inc. (The Company) was incorporated April 24, 1991 under the laws of the State of Georgia. The principal business activity is that of retail golf pro shop selling merchandise and giving golf lessons to golfers.

B. BASIS OF ACCOUNTING - The Company prepares its financial statements on the accrual basis of accounting whereby revenue is recognized when earned and expenses recorded when incurred.

C. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

D. INVENTORIES - Inventories are stated at the lower of average cost or market.

E. DEPRECIATION - Property and Equipment are carried on the books at cost. Depreciation on property and equipment is taken, using both the straight-line and accelerated methods over their estimated useful lives. Estimated useful lives of property and equipment range from three to eight years.

F. INCOME TAXES - The Company, with the consent of its shareholders, elected under the Internal Revenue Code to be an S Corporation effective for the year beginning September 1, 1991. Under the provisions for an S Corporation, the Company does not pay corporate income taxes on its taxable income. In lieu of corporate income taxes, the shareholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for income taxes is made.

G. CASH EQUIVALENTS - For purposes of the statement of cash flows, the Corporation considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Corporation had no such equivalents as of December 31, 1996 or 1995.

                      See accompanying accountant's report

                            Classic Golf Shops, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995


2.       RELATED PARTY TRANSACTIONS

         Classic Golf Shops and Classic Golf Management are related parties. Milton Abell is a shareholder in both Classic Golf Shops and Classic Golf Management.

         Receivable from related parties consisted of the following as of December 31, 1996 and 1995.

                                                               1996       1995
                                                               ----       ----

         Receivable from Classic Golf Management              2,500       2,500

         Advances to Officers                                 7,590      10,420







                      See accompanying accountant's report

                            CLASSIC GOLF SHOPS, INC.
                                MARIETTA, GEORGIA








                       COMPILATION OF FINANCIAL STATEMENTS
                  FOR THE SEVEN MONTH PERIOD ENDED JULY 31,1997

Classic Golf Shops, Inc.
Marietta, Georgia

Gentlemen:

         I have compiled the accompanying balance sheet of Classic Golf Shops, Inc. as of July 31, 1997, and the related statements of income and retained earnings and cash flows for the seven month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements, and accordingly, do not express an opinion or any other form of assurance on them.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these statements are not designed for those who are not informed of such matters.


/s/ John P. Fuller, Jr.

John P. Fuller, Jr. CPA

September 9, 1997

                            Classic Golf Shops, Inc.
                                  Balance Sheet
                                  July 31, 1997
                                    Unaudited

                                     ASSETS


         Cash in Bank                                              $  21,652.09
         Accounts Receivable                                           1,810.00
         Receivable from Classic Golf Management                      13,588.00
         Inventory                                                    94,860.00
         Other Current Assets                                         14,459.00
                                                                   -------------
                           Total Current Assets                    $ 146,369.09

Fixed Assets
         Equipment                                $   7,934.00
         Less Accumulated Depreciation            $  (6,884.00)    $   1,050.00
                                                  -------------

         Other Assets                                                  2,752.00
                                                                   -------------
                  Total Assets                                     $ 150,171.09
                                                                   =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY


         Accounts Payable                                          $  20,700.00

Shareholders' Equity
         Common Stock                             $   2,000.00
         Paid in Capital                             60,000.00
         Retained Earnings                           67,471.09       129,471.09
                                                  -------------    -------------

                  Total Liabilities and Shareholders' Equity       $ 150,171.09
                                                                   =============

                            Classic Golf Shops, Inc.
                    Statement of Income and Retained Earnings
                  For the Seven Month Period Ended July 31,1997
                                    Unaudited


Income                                                             $ 210,348.60
Less: Cost of Goods and Services                                     134,429.61
                                                                   -------------
         Gross Profit                                              $  75,918.99

Operating Expenses
Rent                                              $   5,145.00
Administration                                        7,334.70
Auto                                                  1,000.00
Professional Services                                 5,900.00     $  19,379.70
                                                  --------------   -------------


         Net Income from Operations                                $  56,539.29

         Net Income for this Period                                $  56,539.29
Retained Earnings, January 1, 1997                                    21,822.00
Less: Partners Distribution                                          (10,890.20)
                                                                   -------------

Retained Earnings, July 31, 1997                                   $  67,471.09
                                                                   =============

                            Classic Golf Shops, Inc.
                             Statement of Cash Flows
                  For the Seven Month Period Ended July 31,1997
                                    Unaudited


Cash Flows From Operating Activities:
Net Income                                                         $     56,540
Adjustments to Reconcile Net Income to
   Net Cash Provided by Operating Activities:

          (Increase)Decrease in:
                  Accounts Receivable                                    (5,220)
                  Inventory                                             (28,180)
                  Other Assets                                           (2,590)
         Increase (Decrease) in:
                  Accounts Payable                                       10,382
                                                                   -------------
         Net Cash Provided by Operating Activities                       30,932

Cash Flows Used by Financing Activities:
                  Shareholder Distributions                             (10,890)
                                                                   -------------
         Net Cash Used by Financing Activities                          (10,890)
                                                                   -------------

Increase in Cash                                                         20,042

Cash at Beginning of Period                                               1,610
                                                                   -------------
Cash at End of Period                                              $     21,652
                                                                   =============
Supplemental Disclosures:

         Interest payments       0
         Tax payments            0

The following pro forma information is intended to show how the October 31, 1997 stock purchase transaction of Classic Golf Management, Inc. ("CGM, Inc.") and the asset purchase transactions of entities owned by Milton Abell and known as Classic Golf Shops, Golf 101, and Hydroturf ("M. Abell") might have affected the historical financial statements of the Registrant had the transaction been consummated at an earlier date. For this purpose, the transaction is recorded in the pro forma financial statements as if it had taken place at the beginning of the Registrant's most recently completed fiscal year, October 31, 1996, and pro forma results are carried forward to July 31, 1997, the Registrant's most recently completed interim quarter.









                                    EXHIBIT B

CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed Balance Sheet
July 31, 1997
(Unaudited)

                                                            Historical           Pro Forma Adjustments     Pro Forma
                                                                              -----------------------------
                                                            CEC               CGM Inc.       M. Abell      CEC
                                                            July 31,          Stock          Asset         July 31,
                                                            1997              Purchase       Purchase      1997
                                                       ----------------------------------------------------------------
Assets:
   Inventory                                                           0         15,365        89,998          105,363
   Fixed Assets, net
     of accum depreciation                                       809,094         82,918        12,502          904,514
   Goodwill, net of accum amortization                                 0         60,306             0           60,306
   Other                                                          32,448          7,506             0           39,954
                                                       ----------------------------------------------------------------

                                                                 841,542        166,095       102,500        1,110,137
                                                       ================================================================



Liabilities and Stockholders' Equity:
    Accounts Payable                                              20,585         60,370             0           80,955
    Stockholder Loans Payable                                    105,375         13,365        19,661          138,401
    Mortgages and Notes Payable                                  767,440         25,895             0          793,335
                                                       ----------------------------------------------------------------
      Total Liabilities                                          893,400         99,630        19,661        1,012,691

     Common Stock                                                125,667            295           205          126,167
     Additional Paid-in-Capital                               23,297,402         14,455        10,045       23,321,902
     Accumulated Deficit                                    (23,474,927)         51,715        72,589      (23,350,623
                                                       ----------------------------------------------------------------
        Total Stockholders' Equity                              (51,858)         66,465        82,839           97,446
                                                       ----------------------------------------------------------------

                                                                 841,542        166,095       102,500        1,110,137
                                                       ================================================================




See accompanying notes to pro forma condensed financial information.

CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed
Income Statement
Year ended October 31, 1996
(Unaudited)

                                                                    Historical         Pro Forma Adjustments   Pro Forma
                                                                                     --------------------------
                                                                    CEC              CGM Inc.      M. Abell    CEC
                                                                    October 31,      Stock         Asset       October 31,
                                                                    1996             Purchase      Purchase    1996
                                                               ------------------------------------------------------------
Revenue:
 Sales                                                                        0       652,570     270,710          923,280
 Rental Income                                                           82,399             0           0           82,399
 Gain on Sale of Property                                                     0       (1,300)           0          (1,300)
 Gain on Sale of Investment                                              48,475             0           0           48,475
 Other                                                                    2,317             0           0            2,317
                                                               ------------------------------------------------------------

   Total Revenue                                                        133,191       651,270     270,710        1,055,171

Expenses:
 Cost of Sales                                                                0       571,350     212,140          783,490
 Property Operations                                                     32,975             0           0           32,975
 Interest                                                                81,096             0           0           81,096
 General and Administrative                                              70,284        56,180      41,690          168,154
 Depreciation                                                            21,520         3,740         830           26,090
 Amortization                                                                 0         1,576           0            1,576
                                                                                                          -----------------
                                                               ------------------------------------------------------------
    Total Expenses                                                      205,875       632,846     254,660        1,093,381
                                                               ------------------------------------------------------------

Net Income (Loss)                                                      (72,684)        18,424      16,050         (38,210)
                                                               ============================================================


Net Income (Loss) per Common Share                                      (0.006)                                    (0.003)
                                                               =================                          =================

Weighted Average Shares Outstanding                                  12,566,698                                 12,616,698
                                                               =================                          =================


See accompanying notes to pro forma condensed financial information.

CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed Income Statement
Nine Months ended July 31, 1997
(Unaudited)

                                                                    Historical         Pro Forma Adjustments   Pro Forma
                                                                                     --------------------------
                                                                    CEC              CGM Inc.      M. Abell    CEC
                                                                    July 31,         Stock         Asset       July 31,
                                                                    1997             Purchase      Purchase    1997
                                                               ------------------------------------------------------------
Revenue:
  Sales                                                                       0       582,646     210,349          792,995
  Rental Income                                                          80,000             0           0           80,000
  Gain on Sale of Property                                               14,000             0           0           14,000
                                                               ------------------------------------------------------------

     Total Revenue                                                       94,000       582,646     210,349          886,995

Expenses:
  Cost of Sales                                                               0       506,626     134,430          641,056
  Property Operations                                                    36,000             0           0           36,000
  Interest                                                               47,000             0           0           47,000
  General and Administrative                                                  0        36,857      19,380           56,237
  Depreciation                                                            9,000         4,690           0           13,690
  Amortization                                                                0         1,182           0            1,182
                                                               ------------------------------------------------------------
     Total Expenses                                                      92,000       549,355     153,810          795,165
                                                               ------------------------------------------------------------

Net Income                                                                2,000        33,291      56,539           91,830
                                                               ============================================================


Net Income per Common Share                                              0.0002                                      0.007
                                                               =================                          =================

Weighted Average Shares Outstanding                                  12,616,698                                 12,616,698
                                                               =================                          =================

See accompanying notes to proforma condensed financial information.

                      CEC Properties, Inc. and Subsidiaries
               Notes to Pro Forma Condensed Financial Information
                                  July 31,1997

Consolidation
-------------

The accompanying pro forma condensed financial information includes the accounts of the Company and its wholly owned subsidiaries, CEC Properties Corp., a Nevada corporation and Classic Golf Management, Inc., a Georgia Corporation. All material intercompany transactions have been eliminated.

Investment Properties
---------------------

At July 31, 1997, the Company held three residential rental properties at a total carrying value of approximately $805,000 subject to mortgages of approximately $767,000.